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                                                                    Exhibit 8(h)

                                     FORM OF
                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT
                                 AMENDED [   ]

FUND                                                  EFFECTIVE DATE

A.  Sweep Funds

Schwab Money Market Fund                              May 1, 1993
Schwab Government Money Fund                          May 1, 1993
Schwab Municipal Money Fund                           May 1, 1993
Schwab California Municipal Money Fund                May 1, 1993
Schwab US Treasury Money Fund                         May 1, 1993
Schwab New York Municipal Money Fund                  November 10, 1994
Schwab Government Cash Reserves Fund                  October 20, 1997
Schwab New Jersey Municipal Money Fund                January 20, 1998
Schwab Pennsylvania Municipal Money Fund              January 20, 1998
Schwab Florida Municipal Money Fund                   February 16, 1998

B.  Other Funds

Schwab Value Advantage Money Fund                     May 1, 1993
Schwab Institutional Advantage Money Fund             May 1, 1993
Schwab Retirement Money Fund                          November 26, 1993


                   THE CHARLES SCHWAB FAMILY OF FUNDS

                   By:      ________________________
                   Name:    William J. Klipp
                   Title:   Executive Vice President and Chief Operating Officer

                   CHARLES SCHWAB & CO., INC.

                   By:      ________________________
                   Name:    Colleen M. Hummer
                   Title:   Senior Vice President


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                                                                    Exhibit 8(h)

                                     FORM OF
                               AMENDED SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

           FUND                                                 FEE

A.         Sweep Funds

           Schwab Money Market Fund                         An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Government Money Fund                     An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Municipal Money Fund                      An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab California Municipal Money Fund           An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab US Treasury Money Fund                    An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab New York Municipal Money Fund             An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Government Cash Reserves Fund             An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab New Jersey Municipal Money Fund           An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Pennsylvania Municipal Money Fund         An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Florida Municipal Money Fund              An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

B.         Other Funds
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           Schwab Value Advantage Money Fund                An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Institutional Advantage Money Fund        An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Retirement Money Fund                     An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

             THE CHARLES SCHWAB FAMILY OF FUNDS

             By:      ________________________
             Name:    William J. Klipp
             Title:   Executive Vice President and Chief Operating Officer

             CHARLES SCHWAB & CO., INC.

             By:      ________________________
             Name:    Colleen M. Hummer
             Title:   Senior Vice President